UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

RYMAN HOSPITALITY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01	RHP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On June 30, 2023, a subsidiary of Ryman Hospitality Properties, Inc. (the “Company”), RHP Property SA, LLC, a Delaware limited liability company (“Buyer”), completed the previously announced purchase of the JW Marriott San Antonio Hill Country Resort & Spa located in San Antonio, Texas and certain related assets (collectively, the “Hill Country Acquisition”), pursuant to an Agreement of Purchase and Sale (the “Purchase Agreement”) with BREIT JWM San Antonio LP, a Delaware limited partnership, and BREIT JWM San Antonio TRS LLC, a Delaware limited liability company. The aggregate purchase price paid by Buyer was approximately $800 million, funded with the net proceeds of an underwritten registered public offering of 4,427,500 shares of common stock of the Company at the public offering price of $93.25 per share, which closed on June 9, 2023, a private placement of $400 million aggregate principal amount of 7.250% senior notes due 2028, which closed on June 22, 2023, and cash on hand.

The foregoing description of the Purchase Agreement and the transactions pursuant thereto does not purport to be and is not complete and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 5, 2023, and is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE.

On June 30, 2023, the Company issued a press release announcing the closing of the Hill Country Acquisition. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference herein or in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Press Release of Ryman Hospitality Properties, Inc. dated June 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYMAN HOSPITALITY PROPERTIES, INC.

Date: June 30, 2023	By:	/s/ Scott J. Lynn
	Name:	Scott J. Lynn
	Title:	Executive Vice President, General Counsel and Secretary